Exhibit 8.1

Statement of investment holdings according to § 313 (2) HGB, consolidated financial statements of Deutsche Telekom AG as of December 31, 2007

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
	1. Consolidated subsidiaries
1	“T-Online.at” Internet Service GmbH, Vienna			100.00%	100,000.00	EUR
2	ALLDATA Systems GmbH, Düsseldorf	1.179.	100.00%		23,600,000.00	EUR
3	Accumio Finance Services GmbH, Mannheim	1.104.	100.00%		2,001,000.00	EUR	1)
4	Adnetwork Kft., Budapest	1.72.	100.00%		5,000,000.00	HUF
5	Atrada Trading Network AG, Nuremberg			100.00%	146,302.09	EUR
6	AutoScout24 AS GmbH, Vienna	1.10.	100.00%		35,000.00	EUR
7	AutoScout24 Belgium S.A., Brussels	1.10.	90.00%		62,000.00	EUR
8	AutoScout24 Espana S.A., Madrid	1.10.	90.00%		153,388.00	EUR
9	AutoScout24 France SAS, Trappes	1.10.	99.90%		76,225.00	EUR
10	AutoScout24 GmbH, Munich	1.107.	100.00%		1,269,950.00	EUR
11	AutoScout24 Italia S.R.L., Padua	1.10.	100.00%		97,000.00	EUR
12	AutoScout24 Nederland B.V., Amsterdam,	1.10.	100.00%		36,400.00	EUR
13	Axelero Kft., Budapest	1.72.	10.00%		3,950,000.00	HUF
13	Axelero Kft., Budapest	1.65.	90.00%		3,950,000.00	HUF
14	BCN Rendszerház Kft., Budapest	1.72.	100.00%		3,500,000,000.00	HUF
15	BERCOS Gesellschaft für Kommunikationstechniken mbH, Bonn	1.36.	100.00%		400,000.00	DEM
16	CAP Customer Advantage Program GmbH, Cologne			51.00%	400,000.00	EUR
17	CMobil B.V., Amsterdam	1.129.	100.00%		30,403.27	EUR
18	COM Computer Handels- und Werbegesellschaft mbH, Feldkirchen	1.179.	100.00%		102,300.00	EUR	1)
19	Combridge S.R.L., Sfântu Gheorghe	1.72.	100.00%		3,288,030.00	RON
20	Compargo Kft., Budapest	1.14.	80.00%		3,000,000.00	HUF
21	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue	1.124.	99.00%		1.00	USD
21	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue	1.162.	1.00%		1.00	USD
22	Cook Inlet/VS GSM VII PCS Holding, LLC, Bellevue	1.137.	49.90%		1.00	USD
23	Cook Inlet/VS GSM VII PCS L.L.C., Bellevue	1.22.	100.00%		1.00	USD
24	Crnogorski Telekom a.d. Podgorica, Podgorica	1.72.	76.53%		140,996,394.00	EUR
25	DFMG Deutsche Funkturm GmbH, Münster	1.127.	16.67%		30,000.00	EUR	1)
25	DFMG Deutsche Funkturm GmbH, Münster	1.26.	83.33%		30,000.00	EUR
26	DFMG Holding GmbH, Bonn			100.00%	26,000.00	EUR	1)

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
27	Dataplex Infokommunikációs Infrastruktúra Szolgáltató és Ingatlanhasznosító Korlátolt FelelQsségq Társaság, Szentendre	1.72.	100.00%		900,000,000.00	HUF
28	DeTe Immobilien, Deutsche Telekom Immobilien und Service GmbH, Münster			100.00%	5,000,000.00	EUR	1)
29	DeTeAssekuranz - Deutsche Telekom Assekuranz-Vermittlungsgesellschaft mbH, Monheim			100.00%	1,000,000.00	EUR	1)
30	DeTeFleetServices GmbH, Bonn			100.00%	5,000,000.00	EUR	1)
31	DeTeImmobilien - Hungary Szolgáltató Zártkörü Részvénytársaság, Budapest	1.28.	51.00%		20,000,000.00	HUF
32	DeTeImmobilien-Slovakia s.r.o., Bratislava	1.28.	55.00%		11,270,000.00	SKK
33	DeTeMedien, Deutsche Telekom Medien GmbH, Frankfurt/Main			100.00%	45,000,000.00	DEM	1)
34	Detecon (Switzerland) AG, Zurich	1.36.	100.00%		1,000,000.00	CHF
35	Detecon Asia-Pacific Ltd., Bangkok	1.36.	99.99%		10,000,000.00	THB
36	Detecon International GmbH, Bonn	1.179.	100.00%		19,430,100.00	EUR
37	Detecon, Inc., Reston, VA	1.36.	100.00%		1,872,850.30	USD
38	Deutsche Telekom BK-Holding GmbH, Bonn			100.00%	500,000,000.00	DEM	1)
39	Deutsche Telekom International Finance B.V., Amsterdam			100.00%	453,780.22	EUR
40	Deutsche Telekom Kundenservice GmbH, Bonn			100.00%	25,000.00	EUR	1)
41	Deutsche Telekom Netzproduktion GmbH, Bonn			100.00%	27,000.00	EUR	1)
42	Deutsche Telekom Technischer Service GmbH, Bonn			100.00%	27,000.00	EUR	1)
43	Deutsche Telekom Training GmbH, Bonn			100.00%	102,300.00	EUR	1)
44	EKOM 3G Mobilfunk GmbH i.L., Vienna	1.122.	100.00%		36,336.42	EUR
45	EURACCOUNT Kft., Budapest	1.72.	99.00%		450,000,000.00	HUF
45	EURACCOUNT Kft., Budapest	1.65.	1.00%		450,000,000.00	HUF
46	Elso Pesti Telefontársaság NyRt., Budapest	1.72.	97.20%		776,899,000.00	HUF
47	Erste DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Münster			100.00%	101,000.00	EUR
48	FinanceScout24 AG, Hamburg	1.107.	100.00%		728,823.00	EUR
49	FriendScout24 GmbH, Munich	1.107.	100.00%		1,500,000.00	EUR
50	GMG Generalmietgesellschaft mbH, Münster			100.00%	51,130,000.00	EUR	1)
51	Gabriele 17 Vermögensverwaltung GmbH, Frankfurt/Main	1.72.	100.00%		25,000.00	EUR
52	HOLDCO Sp.z o. o., Warsaw	1.163.	100.00%		4,000,000.00	PLN
53	HT - Hrvatske telekomunikacije d.d., Zagreb			51.00%	8,188,853,500.00	HRK
54	I.T.E.N.O.S. International Telecom Network Operation Services GmbH, Bonn	1.174.	100.00%		3,000,000.00	EUR	1)
55	ICON Számítástechnikai Zártkörqen MqködQ Részvénytársaság, Budapest	1.69.	100.00%		120,000,000.00	HUF
56	IQSYS Informatikai Zártkörqen MqködQ Részvénytársaság, Budapest	1.69.	99.70%		211,440,000.00	HUF
57	IT Services Hungary Szolgáltató Kft., Budapest	1.179.	100.00%		143,000,000.00	HUF
58	IWIW Kft., Budapest	1.72.	100.00%		3,000,000.00	HUF

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
59	Immobilien Scout GmbH, Berlin	1.109.	59.70%		282,100.00	DEM
59	Immobilien Scout GmbH, Berlin	1.107.	39.63%		282,100.00	DEM
60	(Proprietary) Limited, Midrand	1.205.	100.00%		2,000.00	ZAR
61	Institute of Next Generation Networks, Zilina	1.114.	100.00%		0.00	SKK
62	Integris Rendszerház Kft., Györ	1.72.	100.00%		615,000,000.00	HUF
63	Interactive Media CCSP GmbH, Darmstadt			100.00%	901,000.00	EUR
64	Internet Crna Gora D.O.O., Podgorica	1.24.	100.00%		985,494.00	EUR
65	Investel Magyar Távközlési Befektetési ZRt., Budapest	1.72.	100.00%		4,453,000,000.00	HUF
66	Iskon Internet d.d., Zagreb	1.53.	100.00%		42,876,600.00	HRK
67	JobScout24 GmbH, Munich	1.68.	100.00%		25,000.00	EUR
68	JobScout24 International Holding AG, Baar	1.107.	100.00%		1,540,000.00	CHF
69	KFKI-LNX Hálózatintegrációs Zártkörqen MqködQ Részvénytársaság, Budapest	1.72.	100.00%		219,890,000.00	HUF
70	Kitchen Budapest Kft., Budapest	1.72.	99.20%		25,000,000.00	HUF
70	Kitchen Budapest Kft., Budapest	1.65.	0.80%		25,000,000.00	HUF
71	M Factory Kommunikációs Zártkörqen Müködö Részvenytársaság, Budapest	1.72.	92.00%		20,000,000.00	HUF
72	Magyar Telekom Távközlési Nyilvánosan Müködö Részvénytársaság (Magyar Telekom Telecommunications Public Limited Company) [formerly MATAV], Budapest	1.73.	59.30%		104,274,561,500.00	HUF
73	MagyarCom Holding GmbH, Bonn			100.00%	316,009,000.00	EUR	1)
74	Makedonski Telekominikacii A.D., Skopje	1.116.	56.67%		9,583,887,759.70	MKD
75	Matáv Kft, Budapest	1.72.	10.00%		3,950,000.00	HUF
75	Matáv Kft, Budapest	1.65.	90.00%		3,950,000.00	HUF
76	Matávkábel TV Kft., Budapest	1.72.	10.00%		3,950,000.00	HUF
76	Matávkábel TV Kft., Budapest	1.65.	90.00%		3,950,000.00	HUF
77	Mindentudás Egyeteme KHT, Budapest	1.72.	60.00%		5,000,000.00	HUF
78	Noah Telekommunikationsdienste GmbH, Bonn			100.00%	100,000.00	EUR	1)
79	Novatel EOOD, Sofia	1.72.	100.00%		5,190,000.00	BGN
80	Novatel Ukraine Ltd., Kiev	1.72.	99.94%		1,656,900.00	UAH
80	Novatel Ukraine Ltd., Kiev	1.65.	0.06%		1,656,900.00	UAH
81	ORBIT Gesellschaft für Applikations - und Informationssysteme GmbH, Bonn	1.36.	80.00%		128,000.00	EUR
82	Omnipoint Communications, Inc., Bellevue	1.160.	100.00%		118.74	USD
83	Omnipoint Facilities Network 2, LLC, Bellevue	1.84.	100.00%		1.00	USD
84	Omnipoint Facilities Network I, LLC, Bellevue	1.82.	100.00%		1.00	USD
85	Omnipoint NY MTA License, LLC, Bellevue	1.82.	100.00%		1.00	USD
86	OnPay Limited, Hatfield	1.136.	100.00%		1.00	GBP

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
87	One 2 One Personal Communications Ltd., Hatfield	1.119.	100.00%		1.00	GBP
88	One2One Limited, Hatfield	1.130.	100.00%		2.00	GBP
89	Orange Nederland N.V., 's-Gravenhage	1.141.	100.00%		45,430.00	EUR
90	Orbitel A.D., Sofia	1.72.	100.00%		12,815,500.00	BGN
91	PASM Power and Air Condition Solution Management GmbH & Co. KG, Munich			100.00%	10,025,000.00	EUR	2)
92	PTC International Finance (Holding) B.V., Amsterdam	1.94.	100.00%		41,000.00	NLG
93	PTC International Finance II S.A., Luxemburg	1.92.	100.00%		125,000.00	EUR
94	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	1.127.	70.50%		471,000,000.00	PLN
94	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	1.151.	22.50%		471,000,000.00	PLN
94	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw	1.95.	4.00%		471,000,000.00	PLN
95	Polpager Sp.z o.o., Warsaw	1.52.	100.00%		2,000,000.00	PLN
96	Powertel Memphis Licenses, Inc., Bellevue	1.97.	100.00%		1.00	USD
97	Powertel/Memphis, Inc., Bellevue	1.160.	100.00%		32,261.90	USD
98	PrimeSeek GmbH, Bonn			100.00%	26,000.00	EUR	1)
99	PrimeSeek GmbH, Bonn			100.00%	25,000.00	EUR	1)
100	Pro-M Zrt, Budapest	1.72.	100.00%		5,200,000,000.00	HUF
101	ProMoKom ZRt., Budapest	1.72.	100.00%		22,500,000.00	HUF
102	Qingdao DETECON Consulting Co. Ltd., Beijing	1.36.	100.00%		1,228,000.00	USD
103	RK Tower, s.r.o., Bratislava	1.114.	100.00%		700,210,000.00	SKK
104	SAF Forderungsmanagement GmbH, Heidelberg	1.170.	100.00%		4,101,000.00	EUR	1)
105	SCS Personalberatung GmbH, Düsseldorf			100.00%	100,000.00	DEM
106	SafeCom ZRt., Budapest	1.14.	95.00%		20,000,000.00	HUF
106	SafeCom ZRt., Budapest	1.65.	5.00%		20,000,000.00	HUF
107	Scout24 AG, Baar	1.109.	100.00%		532,081.00	CHF
108	Scout24 GmbH, Munich	1.109.	100.00%		75,000.00	DEM
109	Scout24 Holding GmbH, Munich			100.00%	1,000,000.00	EUR	1)
110	Scout24 International Management AG, Baar	1.109.	100.00%		250,000.00	CHF
111	Scout24 Schweiz AG, Flamatt	1.112.	85.04%		224,555.00	CHF
111	Scout24 Schweiz AG, Flamatt	1.110.	14.96%		224,555.00	CHF
112	Scout24 Schweiz Holding AG, Wünnewil-Flamatt	1.110.	50.10%		980,000.00	CHF
113	Scout24 Service GmbH, Darmstadt			100.00%	30,000.00	EUR	1)
114	Slovak Telekom, a.s., Bratislava			51.00%	26,027,500,000.00	SKK
115	Software Daten Service Gesellschaft m.b.H., Vienna	1.179.	100.00%		290,691.34	EUR
116	Stonebridge Communication A.D., Skopje	1.72.	100.00%		21,194,506,100.00	MKD
117	T-Com Innovationsgesellschaft mbH, Berlin			100.00%	25,000.00	EUR

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
118	T-Kábel Magyarország Kft., Budapest	1.72.	16.39%		920,000,000.00	HUF
118	T-Kábel Magyarország Kft., Budapest	1.65.	83.61%		920,000,000.00	HUF
119	T-Mobile (UK) Limited, Hatfield	1.130.	100.00%		11,025,000.00	GBP
120	T-Mobile (UK) Pension Trustee Limited, Hatfield	1.119.	100.00%		1.00	GBP
121	T-Mobile - Mobile Consumer Services Limited, Hatfield	1.136.	100.00%		1.00	GBP
122	T-Mobile Austria GmbH, Vienna	1.123.	100.00%		60,000,000.00	EUR
123	T-Mobile Austria Holding GmbH, Vienna	1.129.	100.00%		15,000,000.00	EUR
124	T-Mobile Central LLC, Bellevue	1.160.	100.00%		1.00	USD
125	T-Mobile Crna Gora d.o.o. Podgorica, Podgorica	1.24.	100.00%		22,822,129.00	EUR
126	T-Mobile Czech Republic a.s., Prague	1.17.	60.77%		520,000,000.00	CZK
127	T-Mobile Deutschland GmbH, Bonn	1.133.	100.00%		520,000,000.00	EUR	1)
128	T-Mobile Global Holding GmbH, Bonn	1.133.	100.00%		50,000.00	EUR
129	T-Mobile Global Holding Nr. 2 GmbH, Bonn	1.133.	100.00%		25,000.00	EUR
130	T-Mobile Holdings Limited, Hatfield	1.128.	100.00%		706,540,268.00	GBP
131	T-Mobile HotSpot GmbH, Bonn	1.133.	100.00%		25,000.00	EUR
132	T-Mobile Hrvatska d.o.o., Zagreb	1.53.	100.00%		1,478,000,000.00	HRK
133	T-Mobile International AG, Bonn			100.00%	1,000,000,000.00	EUR	1)
134	T-Mobile International Austria GmbH, Vienna	1.122.	100.00%		37,000.00	EUR
135	T-Mobile International Limited, Hatfield	1.119.	100.00%		1.00	GBP
136	T-Mobile International UK Ltd., Hatfield	1.133.	100.00%		30,100,000.00	GBP
137	T-Mobile License LLC, Bellevue	1.160.	100.00%		1.00	USD
138	T-Mobile Ltd., Hatfield	1.130.	100.00%		1.00	GBP
139	T-Mobile Macedonia A.D. Skopje, Skopje	1.74.	100.00%		2,344,377,000.00	MKD
140	T-Mobile Netherlands B.V., Den Haag	1.141.	100.00%		45,398,021.61	EUR
141	T-Mobile Netherlands Holding B.V., Den Haag	1.128.	100.00%		90,756,042.31	EUR
142	T-Mobile Netherlands Klantenservice B.V., Den Haag	1.140.	100.00%		1,116,949.96	EUR
143	T-Mobile Netherlands Retail B.V., Den Haag	1.140.	100.00%		18,000.00	EUR
144	T-Mobile No. 1 Limited, Hatfield	1.130.	100.00%		1.00	GBP
145	T-Mobile No. 2 Limited, Hatfield	1.130.	100.00%		1.00	GBP
146	T-Mobile No. 4 Limited, Hatfield	1.130.	100.00%		1.00	GBP
147	T-Mobile No. 5 Limited, Hatfield	1.130.	100.00%		1.00	GBP
148	T-Mobile Northeast LLC, Bellevue	1.160.	100.00%		1.00	USD
149	T-Mobile Online Limited, Hatfield	1.136.	100.00%		1.00	GBP
150	T-Mobile PCS Holdings, LLC, Bellevue	1.160.	100.00%		1.00	USD
151	T-Mobile Poland Holding No. 1 B.V., Eindhoven	1.133.	100.00%		26,719,789.38	EUR

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
152	T-Mobile Puerto Rico Subsidiary 1, LLC, Bellevue	1.148.	100.00%		1.00	USD
153	T-Mobile Resources Corporation, Bellevue	1.150.	100.00%		1.00	USD
154	T-Mobile Retail Limited, Hatfield	1.119.	100.00%		105.00	GBP
155	T-Mobile Service GmbH, Vienna	1.129.	100.00%		35,000.00	EUR
156	T-Mobile Slovensko, a.s., Bratislava	1.114.	100.00%		3,733,700,000.00	SKK
157	T-Mobile South LLC, Bellevue	1.160.	100.00%		1.00	USD
158	T-Mobile Subsidiary IV Corporation, Bellevue	1.160.	100.00%		1.00	USD
159	T-Mobile Subsidiary V Corporation, Bellevue	1.160.	100.00%		0.10	USD
160	T-Mobile USA, Inc., Bellevue	1.128.	100.00%		292.00	USD
161	T-Mobile United Kingdom Ltd., Hatfield	1.130.	100.00%		1.00	GBP
162	T-Mobile West Corporation, Bellevue	1.160.	100.00%		1,000.00	USD
163	T-Mobile Worldwide Holding GmbH, Bonn	1.133.	100.00%		25,000.00	EUR
164	T-Motion Ltd., Hatfield	1.136.	100.00%		1.00	GBP
165	T-Online Service GmbH, Darmstadt			100.00%	25,000.00	EUR	1)
166	T-Online Travel GmbH, Darmstadt			100.00%	4,000,000.00	EUR
167	T-Online Venture Fund GmbH & Co. KG, Bonn			99.00%	100,000.00	EUR
167	T-Online Venture Fund GmbH & Co. KG, Bonn	2.83.	1.00%		100,000.00	EUR
168	T-Online.ch AG, Zurich			100.00%	3,417,111.00	CHF
169	T-Punkt Vertriebsgesellschaft mbH, Bonn			100.00%	10,000,000.00	EUR	1)
170	T-Systems ActiveBilling GmbH & Co. KG, Bonn			100.00%	100,000.00	EUR	2)
171	T-Systems Argentina S.A., Buenos Aires	1.183.	10.00%		40,000.00	ARS
171	T-Systems Argentina S.A., Buenos Aires	1.179.	90.00%		40,000.00	ARS
172	T-Systems Austria GesmbH, Vienna	1.179.	100.00%		185,000.00	EUR
173	T-Systems Belgium NV, Zaventem	1.192.	0.65%		4,731,000.00	EUR
173	T-Systems Belgium NV, Zaventem	1.179.	99.35%		4,731,000.00	EUR
174	T-Systems Business Services GmbH, Bonn			100.00%	105,175,000.00	EUR	1)
175	T-Systems Canada, Inc., Toronto	1.195.	100.00%		2,031,554.00	CAD
176	T-Systems Czech s.r.o., Prague	1.179.	100.00%		110,225,000.00	CZK
177	T-Systems DDM GmbH, Weingarten	1.179.	100.00%		153,400.00	EUR	1)
178	T-Systems Eltec Seguridad, S.A., Barcelona	1.183.	100.00%		310,000.00	EUR
179	T-Systems Enterprise Services GmbH, Frankfurt am Main			100.00%	154,440,900.00	EUR	1)
180	T-Systems France SAS, Lyon	1.179.	100.00%		2,000,000.00	EUR
181	T-Systems GEI GmbH, Aachen	1.179.	100.00%		11,301,600.00	EUR	1)
182	T-Systems Hungary Kft., Budapest	1.72.	100.00%		500,000,000.00	HUF
183	T-Systems ITC Iberia, S.A., Barcelona	1.179.	100.00%		34,604,000.00	EUR

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
184	T-Systems India Private Limited, Pune	1.179.	100.00%		141,349,990.00	INR
185	T-Systems Individual Desktop Solutions GmbH, Frankfurt am Main	1.179.	100.00%		25,000.00	EUR	1)
186	T-Systems Italia S.p.A., Vicenza	1.179.	100.00%		14,560,000.00	EUR
187	T-Systems Japan K.K., Tokyo	1.179.	100.00%		495,000,000.00	JPY
188	T-Systems Limited, London	1.179.	100.00%		550,001.00	GBP
189	T-Systems Media&Broadcast GmbH, Bonn	1.174.	100.00%		26,000.00	EUR
190	T-Systems Mexico, S.A. de C.V., Puebla	1.179.	99.95%		2,000,000.00	MXN
191	T-Systems Multimedia Solutions GmbH, Dresden	1.174.	100.00%		4,090,400.00	EUR	1)
192	T-Systems Nederland B.V., Vianen (Utrecht)	1.179.	100.00%		908,000.00	EUR
193	T-Systems Nordic IT Services A/S, Farum	1.179.	100.00%		500,000.00	DKK
194	T-Systems Nordic TC Services A/S, Farum	1.179.	100.00%		5,000,000.00	DKK
195	T-Systems North America, Inc., Wilmington, DW	1.179.	100.00%		34.30	USD
196	T-Systems Polska Sp. z o.o., Breslau	1.179.	100.00%		8,327,000.00	PLN
197	T-Systems PragoNet, a.s., Prague	1.179.	100.00%		251,300,000.00	CZK
198	T-Systems Regional Services and Solutions GmbH, Frankfurt am Main	1.179.	100.00%		25,000.00	EUR	1)
199	T-Systems SFH GmbH, Düsseldorf	1.179.	100.00%		511,300.00	EUR	1)
200	T-Systems Schweiz AG, Münchenbuchsee	1.179.	100.00%		13,000,000.00	CHF
201	T-Systems Singapore Pte. Ltd., Singapore	1.179.	100.00%		15,511,000.00	SGD
202	T-Systems Slovakia s.r.o., Kosice	2.66.	2.50%		7,790,000.00	SKK
202	T-Systems Slovakia s.r.o., Kosice	1.179.	97.50%		7,790,000.00	SKK
203	T-Systems Solutions (Proprietary) Limited, Midrand	1.205.	100.00%		4,000.00	ZAR
204	T-Systems Solutions for Research GmbH, Weßling	1.179.	74.90%		5,000,000.00	EUR
205	T-Systems South Africa (Proprietary) Limited, Midrand	1.206.	70.00%		4,000.00	ZAR
206	T-Systems South Africa Holdings (Proprietary) Limited, Midrand	1.179.	100.00%		4,000,085.00	ZAR
207	T-Systems Spring Italia S.r.l., Rome	1.179.	100.00%		494,000.00	EUR
208	T-Systems Telecommunication Services France SAS, Paris	1.179.	100.00%		1,000,000.00	EUR
209	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo	1.212.	100.00%		4,182,560.00	BRL
210	T-Systems Traffic GmbH, Bonn	1.179.	100.00%		5,113,000.00	EUR	1)
211	T-Systems VICOS GmbH & Co. OHG, Berlin	1.179.	99.98%		615,000.00	EUR
211	T-Systems VICOS GmbH & Co. OHG, Berlin	1.213.	0.02%		615,000.00	EUR
212	T-Systems do Brasil Ltda., Sao Paulo	2.66.	0.01%		15,000,000.00	BRL
212	T-Systems do Brasil Ltda., Sao Paulo	1.179.	99.99%		15,000,000.00	BRL
213	T-Systems on site services GmbH, Berlin	1.179.	100.00%		154,000.00	EUR	1)
214	T-Venture Holding GmbH, Bonn			100.00%	10,225,900.00	EUR
215	TMO CA/NV Holdings, LLC, Bellevue	1.82.	100.00%		1.00	USD

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
216	TMO CA/NV, LLC, Bellevue	1.215.	100.00%		1.00	USD
217	TRS Netzbetrieb GmbH, Vienna	1.122.	100.00%		35,000.00	EUR
218	Tango Merger Sub, Inc., Wilmington, DE	1.160.	100.00%		1.00	USD
219	Tele-Data Távközlési Adatfeldolgozó és Hirdetésszervezö Kft., Budaõrs	1.72.	50.98%		38,640,000.00	HUF
220	Telekom Sec, s.r.o., Bratislava	1.114.	100.00%		200,000.00	SKK
221	Telemacedónia A.D., Skopje	1.72.	100.00%		621,300.00	MKD
222	TruckScout24 GmbH, München	1.10.	100.00%		25,000.00	EUR
223	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn			5.00%	1,000,000.00	EUR	1)
223	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn	1.38.	95.00%		1,000,000.00	EUR	1)
224	Viabridge Telecommunications Holding Limited, Valletta	1.72.	99.99%		1,161,000.00	EUR
224	Viabridge Telecommunications Holding Limited, Valletta	1.65.	0.01%		1,161,000.00	EUR
225	Vidanet ZRt., Budapest	1.72.	67.50%		2,000,000,000.00	HUF
225	Vidanet ZRt., Budapest	1.65.	22.50%		2,000,000,000.00	HUF
226	Vivento Customer Services GmbH, Bonn			100.00%	100,000.00	EUR	1)
227	Vivento Technical Services GmbH, Bonn			100.00%	100,000.00	EUR	1)
228	VoiceStream PCS I Iowa Corporation, Bellevue	1.160.	100.00%		1.00	USD
229	VoiceStream Pittsburgh General Partner, Inc., Bellevue	1.160.	100.00%		100.00	USD
230	VoiceStream Pittsburgh, L.P, Bellevue	1.229.	54.00%		1.00	USD
230	VoiceStream Pittsburgh, L.P, Bellevue	1.148.	46.00%		1.00	USD
231	Zoznam Mobile, s.r.o., Bratislava	1.114.	100.00%		200,000.00	SKK
232	Zoznam, s.r.o., Bratislava	1.114.	100.00%		200,000.00	SKK
233	Zweite DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Münster	1.127.	100.00%		100,000.00	EUR
234	[origo ] Média és Kommunikációs Zrt, Budapest	1.72.	100.00%		282,013,000.00	HUF
235	congstar GmbH, Darmstadt			100.00%	250,000.00	EUR	1)
236	d-Core NETWORK IBERIA, S.L., Tarragona	1.183.	100.00%		3,010.00	EUR
237	gedas Soluciones y Proyectos Consulting, S.L., Barcelona	1.183.	100.00%		3,006.00	EUR
238	gedas operational services GmbH & Co. KG, Frankfurt am Main	1.179.	50.00%		250,000.00	EUR
239	gedas united kingdom Limited, Milton Keynes	1.188.	100.00%		500,000.00	GBP
240	Iris Inc., Grand Cayman, Cayman Islands						4)
241	DR Purchase Finance Inc., Grand Cayman, Cayman Islands						4)
242	THESIS LIMITED, St. Helier, Jersey, Great Britain						4)
243	Anika Inc., George Town, Cayman Islands						4)
244	Tulip Asset Purchase Company B.V., Amsterdam, Netherlands						4)
245	Bridge Finance Inc., George Town, Cayman Islands						4)
246	Silver Tower Funding Limited, George Town, Cayman Islands						4)

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
	2. Unconsolidated subsidiaries
1	1012-Festnetz-Service GmbH, Vienna	2.31.	100.00%		35,000.00	EUR
2	3.T-Venture Beteiligungsgesellschaft mbH (3. TVB), Bonn	2.55.	100.00%		25,000.00	EUR
3	Aesop Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
4	Atrada Trading Network Limited, Manchester	1.5.	100.00%		1.00	GBP
5	AutoScout24 Scandinavia A.B., Stockholm	1.10.	100.00%		109,000.00	SEK
6	AutoScout24 d.o.o., Zagreb,	1.10.	75.00%		40,000.00	HRK
7	Bonn-Innova Verwaltungsgesellschaft mbH i. L., Bonn	1.214.	100.00%		50,000.00	DEM
8	CETEL B.V., Amsterdam			100.00%	45,378.02	EUR
9	CSI Cabin Systems Information Technologies GmbH i. L., Hamburg	1.179.	51.00%		25,000.00	EUR
10	Cato Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
11	Cicero Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
12	Compendo GmbH, Nuremberg	1.5.	100.00%		25,000.00	EUR
13	DDG Gesellschaft für Verkehrsdaten mbH, Bonn	1.210.	100.00%		1,000,000.00	DEM
14	Dataware Szolgáltató Kft., Budapest	1.57.	100.00%		80,000,000.00	HUF
15	DeTe Immobilien Croatia d.o.o., Zagreb	1.28.	51.00%		20,000.00	HRK
16	DeTeAsia Holding GmbH, Bonn			100.00%	50,000.00	DEM
17	Detecon Consulting Austria GmbH, Vienna	1.172.	100.00%		72,672.83	EUR
18	Detecon Consulting España S.A., Madrid	1.36.	100.00%		250,000.00	EUR
19	Detecon Vezetési Tanácsadó Kft., Budapest	1.36.	100.00%		4,600,000.00	HUF
20	Deutsche TELEKOM Asia Pte Ltd, Singapore			100.00%	1,000,000.00	SGD
21	Deutsche TELEKOM Ltd., London			100.00%	240,000.00	GBP
22	Deutsche TELEKOM S.A.S., Paris			100.00%	480,000.00	EUR
23	Deutsche TELEKOM gAG, Moscow			100.00%	498,502.50	RUB
24	Deutsche Telekom Berkom Gesellschaft für Forschung und Entwicklung von Anwendungen in der Telekommunikation mbH, Berlin			100.00%	1,000,000.00	DEM
25	Deutsche Telekom España, S.L., Madrid			100.00%	10,000.00	EUR
26	Deutsche Telekom Holding B.V., Amsterdam			100.00%	18,151.21	EUR
27	Deutsche Telekom K.K., Tokyo			100.00%	120,000,000.00	JPY
28	Deutsche Telekom North America Inc., Wilmington, DW	1.195.	100.00%		30.00	USD
29	Deutsche Telekom, Inc., New York, NY			100.00%	100.00	USD
30	Eutelis Consult GmbH, Ratingen	1.36.	60.00%		1,360,000.00	DEM
31	F-Call Telecom Service GmbH, Vienna	1.122.	100.00%		35,000.00	EUR
32	Fal Dete Telecommunications S.A.L., Furn El Chebbak	1.36.	51.00%		150,000,000.00	LBP
33	GEMAPPS Gesellschaft für mobile Lösungen mbH, Hamburg	1.174.	100.00%		25,000.00	EUR
34	Global TIMES Ventures Administration GmbH (GTV), Bonn	1.214.	100.00%		100,000.00	EUR
35	Global TIMES Ventures GmbH&Co. KG, Bonn	1.214.	60.00%		47,500.00	EUR

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
36	Hessen Digital Radio GmbH, Frankfurt am Main	1.189.	75.00%		50,000.00	EUR
37	Horaz Telekommunikationsdienste GmbH, Bonn	1.174.	100.00%		25,000.00	EUR
38	ImmoCom Verwaltungs GmbH, Heusenstamm	1.50.	100.00%		50,000.00	DEM
39	Immobilien Scout Deutschland GmbH, Berlin	1.59.	100.00%		25,564.59	EUR
40	Kabelsko distributivni sustav d.o.o., Cakovec	1.53.	100.00%		1,229,600.00	HRK
41	MAGYARCOM SZOLGÁLTATÓ KOMMUNIKÁCIÓS Kft., Budapest			100.00%	50,000,000.00	HUF
42	Norma Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
43	Orange Nederland Breedband B.V., Amsterdam	1.141.	100.00%		26,002.00	EUR	5)
44	PASM Power and Air Condition Solution Management Beteiligungs GmbH, Bonn			100.00%	25,000.00	EUR
45	RIC Kutatási Kft., Budapest	1.57.	100.00%		121,500,000.00	HUF
46	Residenzpost GmbH & Co. Liegenschafts KG, Heusenstamm			100.00%	1.00	EUR
47	SCOUT Business Services GmbH, Munich	1.108.	100.00%		69,024.00	EUR
48	Sallust Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
49	Satellic Traffic Management GmbH, Berlin	1.179.	100.00%		50,000.00	EUR
50	Scout24 S.L., Madrid	1.107.	100.00%		3,006.00	EUR
51	Scout24 Verwaltungs- und Beteiligungsgesellschaft mbH, Munich	1.109.	100.00%		25,000.00	EUR
52	Seven`s GbR Düsseldorf, Düsseldorf	1.50.	60.00%		0.00	EUR
53	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul	2.66.	0.60%		385,600.00	TRY
53	T SYSTEMS TELEKOMÜNIKASYON LIMITED SIRKETI, Istanbul	1.179.	99.40%		385,600.00	TRY
54	T-Com Venture Fund GmbH & Co. KG, Bonn			98.02%	50,500.00	EUR
54	T-Com Venture Fund GmbH & Co. KG, Bonn	2.83.	1.98%		50,500.00	EUR
55	T-Corporate Venture Fund GmbH & Co. KG, Bonn			99.00%	100,000.00	EUR
55	T-Corporate Venture Fund GmbH & Co. KG, Bonn	2.83.	1.00%		100,000.00	EUR
56	T-Mobile Global Holding Nr. 3 GmbH, Bonn	1.133.	100.00%		25,000.00	EUR
57	T-Mobile Global Holding Nr. 4 GmbH, Bonn	1.133.	100.00%		25,000.00	EUR
58	T-Mobile Global Holding Nr. 5 GmbH, Bonn	1.133.	100.00%		25,000.00	EUR
59	T-Mobile Newco 3 GmbH, Bonn	1.133.	100.00%		25,000.00	EUR
60	T-Mobile Newco 4 GmbH, Bonn	1.133.	100.00%		25,000.00	EUR
61	T-Mobile Venture Fund GmbH&Co. KG, Bonn	2.83.	1.00%		100,000.00	EUR
61	T-Mobile Venture Fund GmbH&Co. KG, Bonn	1.133.	99.00%		100,000.00	EUR
62	T-Mobile Venture Fund II GmbH & Co. KG, Bonn	2.83.	1.00%		100,000.00	EUR
62	T-Mobile Venture Fund II GmbH & Co. KG, Bonn	1.133.	99.00%		100,000.00	EUR
63	T-Online Beteiligungs GmbH, Darmstadt			100.00%	25,000.00	EUR
64	T-Online Verwaltungs GmbH, Darmstadt			100.00%	25,000.00	EUR
65	T-Systems ActiveBilling Beteiligungs-GmbH, Bonn			100.00%	25,000.00	EUR

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
66	T-Systems Beteiligungsverwaltungsgesellschaft mbH, Frankfurt am Main	1.179.	100.00%		25,600.00	EUR
67	T-Systems CIS, Moscow	1.179.	100.00%		4,630,728.00	RUB
68	T-Systems China Limited, Hong Kong	1.179.	100.00%		24,000,000.00	HKD
69	T-Systems IT Delta GmbH, Bonn	1.179.	100.00%		25,000.00	EUR
70	T-Systems IT Epsilon GmbH, Bonn	1.179.	100.00%		25,000.00	EUR
71	T-Systems IT Eta GmbH, Bonn	1.179.	100.00%		25,000.00	EUR
72	T-Systems IT Gamma GmbH, Bonn	1.179.	100.00%		25,000.00	EUR
73	T-Systems IT Theta GmbH, Bonn	1.179.	100.00%		25,000.00	EUR
74	T-Systems IT Zeta GmbH, Bonn	1.179.	100.00%		25,000.00	EUR
75	T-Systems ITS Austria GmbH, Vienna	1.179.	100.00%		35,000.00	EUR
76	T-Systems Information and Communication Technology E.P.E., Athens	1.179.	99.00%		18,000.00	EUR
77	T-Systems Luxembourg S.A., Luxembourg	2.66.	0.02%		1,500,000.00	EUR
77	T-Systems Luxembourg S.A., Luxembourg	1.179.	99.98%		1,500,000.00	EUR
78	T-Systems P.R. China Ltd., Beijing	1.179.	100.00%		9,500,000.00	EUR
79	T-Systems Venture Fund GmbH & Co. KG, Bonn	1.179.	99.00%		50,000.00	EUR
79	T-Systems Venture Fund GmbH & Co. KG, Bonn	2.83.	1.00%		50,000.00	EUR
80	T-Systems d.o.o., Belgrad	1.179.	100.00%		500.00	EUR
81	T-Systems d.o.o., Sarajevo	1.179.	100.00%		2,000.00	KM
82	T-Systems, informacijski sistemi, d.o.o., Ljubljana	1.179.	100.00%		2,100,000.00	SIT
83	T-Venture Telekom Funds Beteiligungs-GmbH, Bonn	1.214.	100.00%		25,100.00	EUR
84	T-Venture of America, Inc., San Mateo, CA	1.214.	100.00%		100.00	USD
85	TAMBURO Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
86	TOB T-Systems Ukraine, Kiev	2.66.	0.10%		35,000.00	UAH
86	TOB T-Systems Ukraine, Kiev	1.179.	99.90%		35,000.00	UAH
87	Theta Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
88	Tibull Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
89	Transparent Goods GmbH, Cologne	1.179.	96.00%		800,000.00	EUR
90	Traviata Telekommunikationsdienste GmbH, Bonn			100.00%	25,000.00	EUR
91	Vivento Technical Services Beteiligungs-GmbH, Bonn			100.00%	25,000.00	EUR
92	XL AG, Munich	1.107.	100.00%		50,000.00	EUR
93	ZODIAC Telekommunikationsdienste GmbH, Bonn			100.00%	25,600.00	EUR
94	gedas operational services Beteiligungs-GmbH, Frankfurt am Main	1.238.	100.00%		25,000.00	EUR
95	vivento customer services Beteiligungs-GmbH, Bonn			100.00%	25,000.00	EUR

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
	3.a Joint ventures accounted for using the equity method
1	Hrvatske telekomunikacije d.o.o. Mostar, Mostar	1.53.	39.10%		307,668,238.67	BAM
2	Toll Collect GbR, Berlin			45.00%		EUR
3	Toll Collect GmbH, Berlin			45.00%	5,000,000.00	EUR

	3.b Associates accounted for using the equity method
1	Axentra Corporation, Ottawa	1.167.	46.03%		54,153,209.00	USD
2	Bild.T-Online.de AG & Co. KG, Berlin			37.00%	1,000,000.00	EUR
3	Bild.T-Online.de Verwaltungs AG, Berlin			37.00%	50,000.00	EUR
4	Budakalász KTV Kft., Budakalàsz	1.118.	25.00%		70,000,000.00	HUF
5	CTDI Nethouse Services GmbH, Malsch (Karlsruhe district)			49.00%	2,500,000.00	EUR
6	CoreMedia AG, Hamburg	1.167.	27.31%		3,786,106.00	EUR
7	Cyworld Europe GmbH, Frankfurt am Main	1.167.	49.80%		25,000.00	EUR
8	DETECON AL SAUDIA Co. Ltd., Riyadh	1.36.	46.50%		4,000,000.00	SAR
9	Danet GmbH, Weiterstadt			30.00%	3,000,000.00	EUR
10	Hrvatska posta d.o.o., Mostar	1.53.	30.29%		25,953,720.00	BAM
11	Hunsat Magyar Urtávközlés ZRt., Budapest	1.72.	50.00%		100,000,000.00	HUF
12	IKO-Telekom Média Holding Zártkörú Részvénytársaság, Budapest	1.72.	50.00%		3,200,318,000.00	HUF
13	International Transaction Services GmbH, Düsseldorf	1.179.	49.00%		5,000,000.00	EUR
14	Iowa Wireless Services LLC, Bellevue	1.228.	39.74%		46,856,370.95	USD
15	NETREKÉSZ Nonprofit Közhasznú Kft, Budapest	1.72.	33.33%		9,000,000.00	HUF
16	t-info GmbH, Frankfurt am Main	1.33.	25.10%		7,239,000.00	EUR

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
	4.a Unconsolidated joint ventures
1	AirIT International GmbH, Frankfurt am Main	1.179.	50.00%		102,300.00	EUR
2	Arbeitsgemeinschaft Wärmelieferung und Anlagencontracting Koblenzer Schulen GbR, Koblenz	1.28.	50.00%		0.00	EUR
3	Bayern Digital Radio GmbH, Munich	1.189.	45.00%		100,000.00	DEM
4	CT-Beteiligungsverwaltungsgesellschaft mbH i.L., Bonn	1.214.	50.00%		100,000.00	DEM
5	DIGITAL RADIO WEST GmbH, Cologne	1.189.	45.00%		50,000.00	EUR
6	DT-FT Italian Holding GmbH i.L., Bonn			50.00%	50,000.00	DEM
7	Digital Radio Südwest GmbH, Stuttgart	1.189.	45.00%		250,000.00	EUR
8	Electrocycling Anlagen GmbH, Goslar			25.00%	9,000,000.00	DEM
9	European Center for Information and Communications Technologies - EICT GmbH, Berlin			20.00%	25,000.00	EUR
10	Vivento Interim Services GmbH, Frankfurt am Main			49.02%	51,000.00	EUR	1)

	4.b Unconsolidated associates
1	Atypical silent partnership in Deutsche Adreßbuchverlag für Wirtschaft und Verkehr GmbH, Hamburg	1.33.	28.30%		0.00	EUR
2	Callahan Nordrhein-Westfalen GmbH, Cologne	1.38.	45.00%		2,595,000.00	EUR
3	Cittadino GmbH, Düsseldorf	2.79.	42.86%		43,750.00	EUR
4	DRN Digital Radio Nord GmbH, Hamburg	1.189.	47.00%		50,000.00	EUR
5	Das Telefonbuch Servicegesellschaft mbH, Frankfurt am Main	1.33.	25.10%		500,000.00	EUR
6	Das Örtliche Service - und Marketinggesellschaft mbH, Essen	1.33.	25.10%		500,000.00	EUR
7	Deutscher Adreßbuchverlag für Wirtschaft und Verkehr GmbH (DAV), Hamburg	1.33.	25.10%		700,000.00	DEM
8	Digital Radio Saar GmbH, Saarbrücken	1.189.	45.00%		150,000.00	EUR
9	Electrocycling GmbH, Goslar			25.50%	1,500,000.00	EUR
10	Gelbe Seiten Marketing Gesellschaft mbH, Hamburg	1.33.	25.10%		500,000.00	EUR
11	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart	1.179.	20.00%		50,000.00	EUR
11	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart	1.204.	20.00%		50,000.00	EUR
12	IT Immobilienbeteiligungsgesellschaft mbH i. L., Bonn	1.36.	3.00%		255,645.94	EUR
12	IT Immobilienbeteiligungsgesellschaft mbH i. L., Bonn	1.28.	47.00%		255,645.94	EUR
13	MindMatics AG, München	2.61.	21.79%		185,879.00	EUR
14	Postaltrust, S.L., Madrid	1.183.	30.00%		100,000.00	EUR
15	PrimaCom Osnabrück Beteiligungs-GmbH, Osnabrück			24.00%	50,000.00	DEM

Serial no.	Name and registered office of the company	over	indirect	direct	Total nominal amount	Currency	Footnote
16	Renz Solutions GmbH, Aidlingen	1.28.	49.00%		50,000.00	EUR
17	TVG Telefon - und Verzeichnisverlag GmbH & Co. KG, Frankfurt/Main	1.33.	25.10%		2,501,000.00	EUR
18	Tele-Auskunft Online GmbH, Frankfurt am Main	1.33.	25.32%		250,000.00	EUR
19	TeleOp Gesellschaft mit beschränkter Haftung, Oberpfaffenhofen	1.179.	32.40%		25,000.00	EUR
20	Telesens KSCL AG i.L., Cologne	1.214.	24.09%		23,588,222.00	EUR
21	e-fellows.net GmbH & Co. KG, Munich			33.33%	150,000.00	EUR
22	e-fellows.net Verwaltungs-GmbH, Munich			33.33%	30,000.00	EUR
23	iesy Holdings GmbH, Bad Homburg v.d. Höhe	1.38.	35.00%		1,000,000.00	EUR
24	mediapeers GmbH, Berlin	1.167.	24.10%		37,350.00	EUR

	4.c Other investments
1	W2001 Blue GmbH & Co. KG, Eschborn			100.00%	90,000.00	EUR	3)
2	W2001 Blue Potsdam GmbH & Co. KG, Eschborn	1.50.	100.00%		10,000.00	EUR	3)
3	Wireless Alliance, LLC, Bellevue	1.124.	30.00%		31,679,296.00	USD

1)	The company exercises the disclosure simplification option according to § 264 (3) HGB and there is a loss transfer agreement according to § 302 AktG (Stock Corporation Act).
2)	The company exercises the disclosure simplification option according to § 264 b HGB.
3)	The share of voting rights is 10%.
4)	Special purpose entity according to SIC-12.
5)	The company is included as held for sale in the consolidated financial statements.